UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

        May 15, 2008
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22529 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

7 Esterbrook Lane, Cherry Hill, New Jersey 08003
(Address of Principal Executive Offices, including zip code)

        (856) 424-6886
(Registrant's Telephone Number, including area code)

            N/A
(Former name or former address, if changed since last report)

[ ]	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant's Certifying Accountant.

On May 15, 2008, the Audit Committee of the Board of Directors of inTEST Corporation (the "Company") approved the dismissal of KPMG LLP ("KPMG") as the Company's principal accountant and to engage the accounting firm of McGladrey & Pullen, LLP ("McGladrey") as the Company's new principal accountant to audit the Company's consolidated financial statements for the year ending December 31, 2008. The dismissal of KPMG was effective on May 16, 2008. The engagement of McGladrey is subject to the completion of client acceptance procedures by, and the execution of an engagement letter with, McGladrey. RSM McGladrey Inc., an entity related to McGladrey through an alternative practice structure, has been engaged by the Company since 2006 for the preparation of tax returns and other tax related services.

The audit reports of KPMG on the consolidated financial statements of the Company as of and for the years ended December 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG's report on the consolidated financial statements of the Company as of and for the years ended December 31, 2007 and 2006 contained a separate paragraph stating that:

As discussed in Notes 2 and 11 to the consolidated financial statements, the Company adopted the provisions of Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109, effective January 1, 2007. Also, as discussed in Notes 2 and 14 to the consolidated financial statements, effective January 1, 2006, the Company adopted Statement of Financial Accounting Standards No. 123R, Share-Based Payment.

During the two fiscal years ended December 31, 2007 and 2006, and the subsequent interim period through the date hereof, there was no (i) disagreement with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its audit report, or (ii) "reportable event" as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested and received from KPMG a letter, dated May 21, 2008, addressed to the Securities and Exchange Commission (the "Commission") stating that KPMG agrees with the above statements. A copy of the KPMG letter is attached hereto as Exhibit 16.1 to this Report.

During the fiscal years ended December 31, 2007 and 2006, and from December 31, 2007 to the date of filing of this Form 8-K, the Company has not consulted with McGladrey regarding either (i) the application of accounting principles to any completed or proposed transaction or the type of audit opinion that might be rendered on the Company's consolidated financial statements; or (ii) any of the other matters specified in Items 304(a)(1)(iv) or (v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

16.1 Letter, dated May 21, 2008, from KPMG LLP to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By: /s/ Hugh T. Regan, Jr.
        Hugh T. Regan, Jr.
        Secretary, Treasurer and Chief Financial Officer

Date:   May 21, 2008

Exhibit Index

16.1  Letter dated May 21, 2008 from KPMG LLP to the Securities and Exchange Commission.